 Exhibit 99.1

DRIVE FORWARD Evercore Global Clean Energy and Transition Technologies Summit June 2022

May 13, 2022 Forward - Looking Statements This presentation includes forward - looking statements, which are subject to the "safe harbor" provisions of the U . S . Private Securities Litigation Reform Act of 1995 . These statements may be identified by words such as "feel,” “believes,” expects,” “estimates,” “projects,” “intends,” “should,” “is to be,” or the negative of such terms, or other comparable terminology and include, among other things, statements regarding Volta’s strategy and other future events that involve risks and uncertainties . Such forward - looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward - looking statements contained herein due to many factors, including, but not limited to : intense competition faced by Volta in the EV charging market and in its content activities ; the possibility that Volta is not able to build on and develop strong relationships with real estate and retail partners to build out its charging network and content partners to expand its content sales activities ; market conditions, including seasonality, that may impact the demand for EVs and EV charging stations or content on Volta’s digital displays ; risks, cost overruns and delays associated with construction and installation of Volta’s charging stations ; risks associated with any future expansion by Volta into additional international markets ; cost increases, delays or new or increased taxation or other restrictions on the availability or cost of electricity ; rapid technological change in the EV industry may require Volta to continue to develop new products and product innovations, which it may not be able to do successfully or without significant cost ; the risk that Volta’s shift to including a pay - for - use charging business model and the requirement of mobile check - ins adversely impacts Volta’s ability to retain driver interest, content partners and site hosts the ability of Volta's new management team to successfully integrate into Volta and execute on Volta's business strategy ; the EV market may not continue to grow as expected ; and the ability to protect its intellectual property rights ; and those risk factors discussed in Volta’s Annual Report on Form 10 - K for the year ended December 31 , 2021 , filed with the SEC on April 15 , 2022 https : //w ww . sec . gov/Archives/edgar/data/ 0001819584 / 000162828022009389 /vlta - 20211231 . htm , Volta's Form 10 - Q for the quarter ended March 31 , 2022 , filed with the Securities and Exchange Commission (the “SEC “) on May 13 , 2022 , and other Quarterly Reports on Form 10 - Q, and other reports and documents Volta files from time to time with the SEC . Any forward - looking statements speak only as of the date on which they are made, and Volta undertakes no obligation to update any forward - looking statement to reflect events or circumstances after the date of this presentation . There may be additional risks that Volta does not presently know or that Volta currently believes are immaterial that could also cause actual results to differ from those contained in the forward - looking statements .

Volta's Expanding Charging Network[4]

- Geographic Footprint: 26 States
- 39 DMAs[3]



Seattle-Tacoma
Portland, Or
Boise
Minneapolis-St. Paul
Milwaukee
Chicago
Detroit
Cleveland-Akron (Canton)
Boston (Manchester)
Providence - New Bedford
Springfield
Hartford & New Haven
Albany-Schenectady-Troy
Johnstown
Pittsburgh
New York
Harrisburg
Philadelphia
Columbus
Salt Lake City
Sacramnto-Stkton-Modesto
Denver
Colorado Springs
Kansas City
St. Louis
Indianapolis
Cincinnati
Baltimore
Salisbury
Washington, DC
Charlottesville
Harrisonburg
San Francisco-Oak-San Jose
Monterrey
Las Vegas
Nashville
Raleigh-Durham (Fayetvlle)
Greenville
Charlotte
Santa Barbara
Los Angeles
San Diego
Phoenix (Prescott)
Dallas-Ft. Worth
Atlanta
Austin
San Antonio
Houston
Honolulu
Orlando-Daytona Bch-Melbrn
Tampa-St. Pete (Sarasota)
West Palm Beach-Ft. Pierce
Miami-Ft. Lauderdale
Current Network
Active DMAs

	INSTALLED BASE		DEPLOYMENT PIPELINE		TECHNICAL EVALUATION[2]
SCREENS[1]	4,695	+	7,051	+	7,785
STALLS	2,548	+	3,727	+	4,527
SITES	800	+	1,443	+	1,461



Initial Stall Deployments

France & Germany

[1] Some stalls do not have screens, some wall mounted have a single screen

[2] The part of the funnel that is under Technical Evaluation – Volta and our partners are serious enough about a project that Volta has decided to invest technical resources that will address feasibility and contractual variables required before both parties can agree to sign off on the project.

[3] Designated Market Area

[4] As of 1Q 2022 quarter end

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Volta

Site Partners – New Additions, Expansions[1]
Media Customers – New Logos, Repeat customers[1]

Charging Network Buildout

Network Site Partners

Q1 NEW SITE PARTNERS

Smart & Final · WinCo Foods · Schnucks

Q1 SITE PARTNERS WITH EXPANDED SITE RELATIONSHIPS

Kroger · Albertsons · KOHL'S · Tanger Outlets · SixFlags · TOPGOLF · Walgreens

FURTHER SITE PARTNER EXAMPLES

The GIANT Company · amazon fresh · Giant · Stop&Shop · Whole Foods Market · Saks Fifth Avenue

Brookfield Properties · SITE · KIMCO · BRIXMOR · MACERICH · WEINGARTEN REALTY · Regency Centers · Starwood Retail Partners

ORACLE ARENA · Dignity Health Sports Park · UNITED CENTER · LOYOLA UNIVERSITY CHICAGO · TIGARD · ZOO

Revenue Streams

Media

Q1 NEW CUSTOMERS

BANK OF THE WEST BNP PARIBAS · zoom · SHOWTIME · T Mobile

Q1 REPEAT CUSTOMERS

Disney · SEPHORA · pepsi · aetna

FURTHER CUSTOMER EXAMPLES

NISSAN · Facebook · smartwater · JAGUAR · NETFLIX · COX

MINI · Alaska Airlines · CHASE · Chevrolet · Peapod

FIAT · Nestlé · Starbucks Coffee · VISTAR MEDIA · Anheuser-Busch · SV

CHRYSLER · TOYOTA · HYUNDAI · hulu

Network Intelligence

UTILITIES & GOVERNMENTS

Q1 REPEAT CUSTOMERS

Alabama Power

Southern Company

Alabama Clean Fuels Coalition

FURTHER CUSTOMER EXAMPLES

EDISON INTERNATIONAL

TEP Tucson Electric Power

Network Development Services

Q1 REPEAT CUSTOMERS

Brookfield Properties

Tanger Outlets

Charging Network Operations

LCFS CREDITS EARNED & SOLD

California

CALIFORNIA AIR RESOURCES BOARD

Oregon

DEQ

[1] As of 1Q 2022 quarter end

volta 5

6 • Accelerate revenue growth and Beat or meet Annual Revenue Target of $70 - 80 mn • Beat or meet annual connected stall count Goals of 1,700 – 2,000 incremental connected stalls • Activate “Charge for Charging” Revenue in H2 • Enhance public company infrastructure and E.S.G. Reporting Volta is Focused on the Execution of Four Key Goals for 2022

Volta’s Leadership



Vince Cubbage

Interim Chief Executive Officer

Vince brings to Volta over 25 years of experience and accomplishment as a private and public company CEO and as an investment banker. He served as Chief Executive Officer, President and Chairman of the Board of Tortoise Acquisition Corp. II, which completed its initial business combination with Volta in August 2021, at which time he joined the Volta Board. He previously served as CEO and Chairman of the Board of Directors of Tortoise Acquisition Corp. from the completion of its initial public offering in March 2019 to the completion of its initial business combination with Hyliion Inc. on October 1, 2020. Vince presently serves as the CEO and Chairman of the Board of TortoiseEcofin Acquisition Corp. III and since January 2019 has served as a Managing Director – Private Energy of Tortoise Capital Advisors, L.L.C. Vince has served as Co-Chair of the Volta Board since March 2022 and as Interim CEO since June 2022. During his tenure as Interim CEO, Vince will continue to serve as a member of the Volta Board, but he will not serve as Co-Chair. Earlier in his career, Vince served as Chief Executive Officer, Director and Chairman of the Board of Directors of Arc Logistics GP LLC, the general partner of Arc Logistics Partners LP, formerly a publicly traded partnership engaged in the midstream energy business. He received an MBA from the American Graduate School of International Management and a BA from Eastern Washington University.



Brandt Hastings

Chief Commercial Officer

Brandt is a revenue executive with two decades of experience building innovative business models and driving transformational growth for global companies such as iHeartMedia and Clear Channel Communications. Brandt leads Volta's advertising and charging solutions teams to deliver measurable impact to top international brands, agency partners, commercial properties, and retail locations. Brandt has led Volta's strong revenue growth and expanded the company's site partner relationships significantly since joining Volta in 2020.



Nadya Kohl

Chief Marketing Officer

With over 20 years of experience in marketing, data and technology, Nadya comes to Volta with a background spent building and scaling emerging business models. Previously, she was responsible for leading Marketing and Business Development at PlaceIQ, the leader in location intelligence, creating awareness, adoption and revenue growth. Prior to joining the PlaceIQ team, Nadya held positions overseeing marketing, corporate strategy, business development and M&A for Experian's Marketing Services $1B global business, where she was a founder of Experian's global Audience Services platform. Nadya has worked extensively in the Media, Consumer Products, Retail, and High Tech fields, with global brands such as Mars, Wal-Mart, Microsoft, T-Mobile and AMEX.



Drew Lipsher

Chief Development Officer

Drew has 20-plus years' experience as a media and digital media operator and investor. He was the former CRO at GLAMSQUAD and previously held senior leadership roles at Korn Ferry, Clear Channel, Greycroft, Intercope Geffen A&M Records, News Corp., BMG and Warner Music. Drew recently ended his term as the Chairman of the Board of the Becket Chimney Corners YMCA and Berkshire Outdoor Center, one of the oldest independent YMCA organizations in the country. Drew holds an undergraduate degree from Yale and an MBA from Northwestern.



Francois Chadwick

Chief Financial Officer

Francois comes to Volta with more than 25 years of experience as a senior finance professional working in areas such as IPO finance and readiness, tax, compliance, accounting, strategy, business operations, mergers and acquisitions, financial planning and process design, with a particular focus on growth stage strategies. During his time at Uber, Francois was part of the team that scaled the company globally, orchestrating the launch of Uber in more than 100 countries and guiding its global growth plans. He helped to build Uber as it went through both the IPO and post-IPO process. Under his leadership, Francois built and coordinated a team of 200+ global professionals. He also served as a Board Member of Uber International CV.



Stephen Pilatzke

Chief Accounting Officer

Stephen brings extensive leadership experience in accounting, business finance and public company financial reporting. He has held positions in a wide range of public and private companies in the energy sector, most recently serving as Chief Accounting Officer of Falcon Minerals Corporation. Additionally, Stephen served as Chief Accounting Officer of Lightfoot Capital Partners GP, LLC, and of Arc Logistics Partners GP, LLC, the General Partner of Arc Logistics Partners LP, a former publicly traded company. He has also served as Chief Financial Officer and Controller of Paramount BioSciences LLC, a venture capital firm specializing in the pharmaceutical and biotechnology sector. Stephen also has worked as an auditor at EisnerAmper LLP, formerly Eisner LLP, an accounting and advisory firm. He is a Certified Public Accountant and received a BS in Accounting from Binghamton University.



Steven Schnitzer

Interim General Counsel and Corporate Secretary

Steven brings to Volta over 30 years of experience in corporate law, including over eight years as general counsels of publicly-listed companies. He began his career in 1988 in New York City as a corporate finance attorney with Debevoise & Plimpton LLP and was a partner in the Corporate Group of Katten Muchin Rosenman LLP for approximately 14 years before he joined the general partner entities of New York City-based Lightfoot Capital Partners LP and Arc Logistics Partners LP, an NYSE-listed company, in early 2014 as Senior Vice President, General Counsel and Secretary. In addition to his role with Volta, Steven currently serves as Vice President, General Counsel and Secretary of TortoiseEcofin Acquisition Corp. III, and as Managing Director, and General Counsel - Private Energy of Tortoise Capital Advisors, L.L.C. Mr. Schnitzer is a member of the Bars of New York, Connecticut and the District of Columbia and is based in Volta's New York City office.



Drew Bennett

EVP, Network Operations

Drew is Executive Vice President of Network Operations at Volta. In his role, he leads infrastructure development, supply chain, field operations, and customer support teams responsible for the continued growth and quality of the company's EV charging network. With almost a decade of experience in EV infrastructure, Drew has held senior leadership positions at a variety of high-growth EV, clean energy, and climate-related companies. Prior to Volta, Drew served as the Head of Global Charging Infrastructure at Tesla, where he managed Tesla's Supercharger, Home Charging, and Destination Charging businesses across 40+ countries. Drew holds B.S. and M.S. degrees in Management Science and Engineering from Stanford University.

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DRIVE FORWARD For more information or questions katherine.bailon@voltacharging.com